Jennison Natural Resources Fund, Inc.

Supplement dated March 17, 2006

to the Prospectus and Statement of Additional Information dated July 29, 2005

Proposed Change to Fundamental Investment Restriction

The Board of Directors of Jennison Natural Resources Fund, Inc. (the “Fund”) recently approved a resolution to submit to shareholders a proposal to change a fundamental investment policy to permit the Fund to remove the current 25% limitation on investments in any one industry. The limitations on investments in securities of any one issuer will remain unchanged.

A shareholder meeting is scheduled for late June 2006. It is anticipated that a proxy statement relating to the proposal will be mailed to the shareholders of the Fund in April 2006.

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